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                                                                    EXHIBIT 23.2

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


Diedrich Coffee, Inc.
Irvine, California

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 11, 1996, relating to the financial statements of Diedrich Coffee, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended January 31, 1996.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                        /s/ BDO SEIDMAN, LLP
                                        ----------------------------------------
                                        BDO Seidman, LLP

Costa Mesa, California
August 11, 1998